Exhibit 10.12

BANK OF AMERICA

Institutional Retirement

Trust Agreement

Defined Benefit Pension Plan

DEFINED BENEFIT PLAN
TRUST AGREEMENT

FOR

WEINGARTEN REALTY INVESTORS

BANK OF AMERICA, N.A.

ONE HUNDRED FEDERAL STREET
BOSTON, MASSACHUSETTS 02110

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Weingarten Realty Investors EMPLOYEE BENEFIT TRUST

THIS TRUST AGREEMENT, made this 15 day of October, 2020, by and between Weingarten Realty Investors, a Real Estate Investment Trust organized and existing under the laws of the State of Texas (hereinafter called the "Company"), and Bank of America, N.A., a national banking association (hereinafter called the "Trustee").

 WITNESSETH:

WHEREAS, the Company has established the Weingarten Realty Retirement Plan, an employee pension benefit plan (hereinafter called the "Plan"); and

WHEREAS, the Company desires to establish the Weingarten Realty Retirement Plan Trust to receive and hold contributions and fund benefits under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

SECTION 1. Establishment of Trust.

(a)The Company hereby establishes a trust to be known as the Weingarten Realty Retirement Plan TRUST (hereinafter called the "Trust"). The Trustee accepts this Trust and agrees to act as Trustee hereunder, but only on the terms and conditions herein set forth. Subject to the terms of this Trust Agreement all right, title and interest in and to the estate of the Trust (hereinafter called the "Trust Fund") shall be vested exclusively in the Trustee. The Company intends by this Trust Agreement to create a Trust forming a part of the Plan which shall qualify under Section 401 of the Internal Revenue Code (hereinafter the "Code") and which shall be exempt from tax pursuant to Code Section 501(a).
(b)The Trustee shall receive all contributions paid to it in cash or in other property acceptable to it. Non-cash contributions will not be accepted unless such receipt does not constitute a prohibited transaction pursuant to Section 406 of the Employee Retirement Income Security Act of 1974 (hereinafter "ERISA"). All contributions so received, together with the income therefrom and any other increment thereon, shall be held, managed and administered by the Trustee pursuant to the terms of this Trust Agreement without distinction between principal and income and without liability for the payment of interest thereon.

SECTION 2. Duties of the Company and the Committee.

(a)The Company, acting through its Board of Directors, may amend or terminate the Plan and determine the funding policy of the Plan. The Company shall provide the Trustee with a certified copy of the Plan and all amendments thereto and of the resolutions of the Board of Directors of the Company approving the Plan and all amendments thereto, promptly upon their adoption.
(b)The Company agrees that a committee appointed by the Board of Directors of the Company (hereinafter called the "Committee") shall control and manage the operation of the Plan. The Committee may delegate the power to control and manage the operations of the Plan to appropriate officers and employees of the Company (also hereinafter called the "Committee"). The Committee shall be responsible for determining benefit rights under the Plan, instructing the Trustee in the disbursement of benefits, appointing an investment manager, if any, and performing those plan administration functions specified in the Plan. The Company shall certify in writing to the Trustee any change in the identity of the Committee and the names of the persons from time to time who are authorized to give directions to the Trustee on behalf of either the Committee or the Company. All such directions to the Trustee shall be in writing and signed either by the Committee or one of such authorized persons. The Trustee shall be entitled to rely on any such written direction until a written revocation thereof is filed with it. The Committee shall notify the Trustee of any action taken in regard to the Plan or Trust Fund which may be pertinent to the Trustee in the execution of its duties and responsibilities. The Committee shall be responsible for keeping accurate books and records with respect to the employees of the Company, their

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compensation and their rights and interests in the Trust Fund. In the event that at any time a Committee is not in existence, the Chief Executive Officer of the Company shall be deemed to constitute the Committee.
(c)If the Company and the Trustee agree in writing, the Company, or a named fiduciary appointed by the Company for this purpose, may direct the investment and reinvestment of all or a portion of the Trust Fund. In such event, the Trustee shall be entitled to follow such direction to the full extent permitted by law, and shall be indemnified and held harmless by the Company for any liability, costs or expenses resulting from following such direction, to the full extent permitted by law.

The Company, by written notice to the Trustee, may at any time relinquish its power under this subsection. Upon actual receipt of such written notice, the power and authority to direct the investment and reinvestment of all or a portion of the Trust Fund formerly under the control of the Company, or a named fiduciary appointed by the Company for this purpose, will return to the Trustee unless the Company or Committee indicates that an Investment Manager has been appointed with respect to such assets.

(d)The Company shall indemnify and save harmless the Trustee from and against any and all claims, loss, damages, expenses (including reasonable counsel fees) and liability to which the Trustee may be subjected by reason of any act done or omitted to be done except where the same is finally adjudicated to be due to the willful misconduct or gross negligence of the Trustee.

SECTION 3. Duties of the Trustee.

The Trustee shall receive, hold, manage, invest and reinvest the Trust Fund pursuant to the provisions hereinafter set forth and to make payments from the Trust Fund, pursuant to the written directions of the Committee. The Trustee shall be responsible for such sums as are actually received by it as Trustee hereunder. The Trustee shall have no duty or authority to ascertain whether contributions should be made by the Company pursuant to the Plan or to bring an action to enforce the Company to make such contributions. The Trustee's duties hereunder shall be limited to those expressly imposed upon it by this Trust Agreement notwithstanding any reference herein to the Plan. The Trustee shall not be liable in discharging its duties hereunder if it acts in good faith and in accordance with the terms of this Trust Agreement and in accordance with applicable Federal or state laws, rules and regulations.

SECTION 4. Powers of the Trustee with Respect to the Trust Fund.

Except as provided in Sections 2(c) and 5, the Trustee shall have the power to invest and reinvest the Trust Fund in its sole discretion, including the powers:

(a)To invest and reinvest in any kind of property, real or personal, including without limitation, stocks of any class, bonds, notes (including notes evidencing the indebtedness of Plan participants for amounts borrowed from the Trust Fund), debentures (including convertible stocks and securities), mortgages, forms of deposit maintained by a bank (including any such deposits with the Trustee or its affiliates), shares of investment companies and mutual funds (including any funds with respect to which the Trustee or its affiliates are receiving compensation for investment management, custodial or administrative services); or guaranteed insurance contracts, irrespective of any laws or rules of court of any state governing the investment of trust funds or diversification of trust funds and without regard to the proportion any such property may bear to the entire amount of the Trust Fund; provided, however, that the Trust Fund shall be diversified so as to minimize the risk of large losses unless under the circumstances, in the sole discretion of the Trustee, it is clearly prudent not to do so;
(b)To sell, exchange, grant options to buy, redeem, or otherwise dispose of any securities or other property at any time held by it;
(c)To retain any property at any time received by it as Trustee;
(d)To settle, compromise, adjust, submit to arbitration, sue upon or abandon any claims or demands in favor of or against the Trust; provided, however, that the Trustee shall not be required to take any such action unless it shall have been indemnified by the Company to its reasonable satisfaction against liability

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or expenses it might incur therefrom;
(e)To join in, dissent from or oppose any plan of reorganization, consolidation, sale, merger, liquidation or other plan relating to any corporation or other entity, the securities of which may be held by it;
(f)To exercise any conversion privilege and/or subscription right available in connection with any securities or other property at any time held by it, to oppose or to consent to the reorganization, consolidation, merger, or readjustment of the finances of any corporation, company or association or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities of which may at any time be held by it, and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire;
(g)To extend the time of payment of any obligation held by it;
(h)To hold uninvested any monies received by it, without liability for interest thereon, until such monies shall be invested, reinvested or disbursed, and to keep such portion of the Trust Fund in cash or cash balances, without liability for interest thereon, as the Trustee may from time to time and in its sole discretion deem to be in the best interests of the Plan;
(i)To exercise itself, or by general or limited power of attorney, any right, including the right to vote, incident to any securities or other property held by it; except that the Trustee shall not exercise its discretion with respect to voting any securities which are purchased at the direction of the Company or an Investment Manager appointed pursuant to Section 5 of this Agreement, but shall instead send to the Company or the Investment Manager, as the case may be, all notices and proxies relating thereto, signed without indication of voting preference; Notwithstanding the foregoing, the Trustee shall not have the power to vote or direct the voting of the shares of investment companies registered under the Investment Company Act of 1940, but rather, the Employer hereby delegates voting authority over any such investment companies to the Trustee's current proxy voting agent, to be voted solely in the interests of the Trustee's fiduciary clients, to the applicable Investment Manager, or to such other independent third party which may be designated by the Trustee from time to time. With respect to such arrangement, the Employer further directs that if any such investment company proxy cannot, for any reason, be voted by such Investment Manager or independent third party, that the Trustee shall forward such proxy to the Customer for voting to the extent reasonably practicable.
(j)To respond to a tender or exchange offer appurtenant to any securities or other property held by it at anytime;
(k)To borrow money for the purposes of this Trust in such amounts and upon such terms and conditions as shall be deemed advisable or proper to carry out the purposes of the Trust and to issue its promissory note as Trustee and to secure the payment thereof by pledging securities or any other property held by the Trust Fund;
(l)To manage, administer, operate, repair, improve, and mortgage or lease for any number of years regardless of any restrictions on leases made by trustees or to otherwise deal with any real property or interest therein; to renew or extend or to participate in the renewal or extension of any mortgage or guarantee thereof in any manner and upon such terms as may be deemed advisable, including the exercise and enforcement of any and all rights of foreclosure;
(m)To employ suitable agents, brokers (including any affiliated with the Trustee) and counsel, who may be counsel for the Company, and to act in accordance with their advice and to pay their reasonable expenses and compensation;
(n)To register any investment held in the Trust Fund in its own name or in the name of one or more of its nominees or to hold any investment in bearer form or to cause any investment to be registered and held in the name of one or more nominees of any system for the central handling of securities;
(o)To make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of

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the foregoing powers;
(p)To invest and reinvest (or withdraw from investment) all or any portion of the funds hereunder in units of participation in one or more of the funds of the various common trusts or collective investment trusts for employee benefit plans qualifying under Section 401 of the Code established and maintained by the Trustee or its affiliates or any other bank or trust company. The Trustee's authority to invest in such units of participation shall not be limited by any statute, other rule of law, or custom prohibiting or restricting the commingling of trust assets. The terms of the common trusts and collective investment trusts, as contained in the Declarations of Trust creating such common trusts and collective investment trusts, together with all amendments heretofore or hereafter made thereto, are hereby incorporated into this Trust Agreement and made a part hereof, as long as any of the funds hereunder are invested therein, as fully as if the same had been set out herein at length, and shall apply to all assets transferred to the common trusts or collective investment trusts. The Trustee shall not be obligated to invest the funds so contributed in the common trusts and collective investment trusts until the Plan and this Trust have been approved by the Internal Revenue Service;
(q)To invest and reinvest (or withdraw from investment) all or any portion of the funds hereunder in shares of any open-ended investment fund or company, including, but not limited to, any such fund or company which is managed or advised by an affiliate of the Trustee. The amounts of any investment fees applicable to such funds are disclosed in applicable prospectuses and fee schedules provided to the Company from time to time. THE COMPANY APPROVES THE INVESTMENT OF PLAN ASSETS IN SUCH MUTUAL FUNDS.
(r)To do all acts, whether or not expressly authorized, that the Trustee may deem necessary or desirable for the protection of the Trust Fund and to accomplish any action provided for in the Plan;
(s)If any dispute shall arise as to the persons to whom payments and the delivery of any monies shall be made by the Trustee, or the amounts thereof, to retain such payments and/or postpone such delivery until actual adjudication of such dispute shall have been made in a court of competent jurisdiction, or the parties concerned have agreed to a settlement, or the Trustee has been indemnified against loss to its satisfaction.

The words "security or other property" as used in this Trust Agreement shall be deemed to refer to such stocks, bonds, notes or other evidences of indebtedness or ownership, in which trustees are authorized to invest under ERISA. Such phrase shall also be deemed to refer to any property, real or personal or part interest therein, wherever situated, including but without being limited to governmental, corporate or personal obligations, trust and participation certificates, leaseholds, fee titles, mortgages and other interests in realty, preferred and common stocks, and any other evidences of indebtedness or ownership, even though the same may not be legal investments for trustees under any law preempted by ERISA.

SECTION 5. Investment Manager.

(a)If the Company or Committee appoints an Investment Manager (as that term is defined in ERISA Section 3(38)) pursuant to the terms of the Plan, with the power to direct the investment and reinvestment of all or part of the Trust Fund, the Investment Manager shall, unless its appointment provides otherwise, have the power to direct the Trustee in the exercise of the powers described in Section 4 above, with respect to all or part of the Trust Fund, as the case may be, and the Trustee shall, upon receipt of a copy of the Investment Manager's appointment and written acknowledgment of such appointment, satisfactory in form to the Trustee, exercise such powers as directed in writing by the Investment Manager. The Trustee shall have no liability (i) for the acts or omissions of any Investment Manager; (ii) for following directions, including investment directions, of an Investment Manager; or (iii) for failing to act in the absence of Investment Manager direction. The Trustee shall not be liable for any diminution in the value of the Trust Fund as a result of following any such direction or as a result of not exercising any such powers in the absence of any such direction. The Company, or the named fiduciary appointed by the Company for this purpose, shall be responsible for ascertaining that while each Investment Manager is active in that capacity hereunder, the requirements set forth in ERISA Section 3(38) are satisfied.
(b)If the Trustee has not received timely instruction from the Investment Manager with respect to

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those powers provided in paragraphs (i) and (j) of Section 4 above, the Trustee shall not exercise such powers and shall not be required to follow the directions of any other person with respect to the exercise of such powers; provided, however, that if either the Plan or the Investment Manager's contract (in the absence of a specific Plan provision) expressly precludes the Investment Manager from exercising the powers provided in said paragraphs (i) and (j) and the Committee informs the Trustee in writing of this preclusion, this responsibility shall be exercised by the Trustee.
(c)If an Investment Manager resigns or is removed by the Company, the Company will notify the Trustee in writing of such resignation or removal. Upon actual receipt of such notice, the power and authority to invest and reinvest the assets of the Trust Fund formerly under the control and management of the Investment Manager will return to the Trustee unless the Company indicates that a successor Investment Manager has been appointed with respect to such assets.

SECTION 6. Payment of Taxes.

The Trustee shall pay out of the Trust Fund all real and personal property taxes, income taxes and other taxes of any and all kinds levied or assessed under existing or future laws against the Trust Fund.

SECTION 7. Disbursement of Trust Funds.

(a)The Trustee, from time to time upon receipt of written direction of the Committee, shall make payments in cash or property from the Trust Fund to such persons, including a paying agent or agents designated by the Committee (or the Committee as paying agent), in such manner and in such amounts as the Committee shall direct in writing, and amounts paid pursuant to such direction shall no longer constitute a part of the Trust Fund. Any cash or property so distributed to any paying agent shall be held in trust by such payee until disbursed in accordance with the Plan.
(b)In directing the Trustee to make any payments from the Trust Fund, the Committee shall follow the provisions of the Plan and, except as provided in this Section 7, in no event may the Committee direct that any payments be made, either during the existence or upon discontinuance of the Plan, that would cause any part of the Trust Fund to be used for or diverted to purposes other than the exclusive benefit of participating employees, former employees or beneficiaries of such employees, pursuant to the provisions of the Plan. The Trustee, unless its trust department has actual knowledge that the direction constitutes a breach of the Committee's fiduciary responsibility with respect to the Plan, shall not be liable in any way for any payment made pursuant to any such direction of the Committee and, in the absence of knowledge that the direction constitutes such a breach, the Trustee shall have no duty to make any inquiry or investigation before acting upon any such direction of the Committee. Any written direction of the Committee shall constitute a certification that the distribution so directed is one that the Committee is authorized to direct, and the Trustee need not make any further investigation. The Trustee shall not be responsible for the adequacy of the Trust Fund to meet and discharge any and all distributions and liabilities under the Plan.
(c)The Trustee may make any distribution required hereunder by mailing its check for the specified amount, or delivering the specified property, to the person to whom such distribution or payment is to be made, at such address as may have been last furnished to the Trustee, or if no such address shall have been so furnished, to such person in care of the Company or the Committee, or (if so directed by the Committee) by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.

SECTION 8. Exclusive Benefit of Participants and Beneficiaries.

At no time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries under this Trust shall any part of the corpus or income of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of such Participants, former Participants or Beneficiaries. Except as provided in subparagraphs (a) through (c) below, the assets of the Trust Fund shall never inure to the benefit of the Company and shall be held for the exclusive purposes of providing benefits to Participants in the Plan and their Beneficiaries and defraying reasonable

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expenses of administering the Plan.

(a)In the case of a contribution that is made by the Company under a mistake of fact, this Section 8 shall not prohibit the return to the Company at the written direction of the Committee of such contribution within one year after the payment of the contribution.
(b)If a contribution by the Company is expressly conditioned on qualification of the Plan under section 401 of the Internal Revenue Code of 1986, as amended, and if the Plan does not qualify, then this Section 8 shall not prohibit the return to the Company at the written direction of the Committee of such contribution within one year after the date of denial of qualification of the Plan; provided, that application for the determination was made by the time prescribed by law for filing the Company's Federal tax return for the taxable year in which the Plan was adopted or such later date as prescribed by the Secretary of the Treasury.

(c)If a contribution by the Company is expressly conditioned upon the deductibility of the contribution under section 404 of the Internal Revenue Code of 1986, as amended, then, to the extent the deduction is disallowed, this Section 8 shall not prohibit the return to the Company at the written direction of the Committee of such contribution (to the extent disallowed) within one year after the disallowance of its deduction.

SECTION 9. Expenses and Compensation of Trustee.

The Trustee shall be paid its reasonable expenses for the management and administration of the Trust Fund, including without limitation reasonable expenses of counsel and other agents employed by the Trustee, and reasonable compensation for its services as Trustee hereunder, the amount of which shall be agreed upon from time to time by the Company and the Trustee in writing; provided, however, that if the Trustee forwards an amended fee schedule to the Company requesting its agreement thereto and the Company fails to object thereto within thirty (30) days of its receipt, the amended fee schedule shall be deemed to be agreed upon by the Company and the Trustee. Such expenses and compensation shall be paid by the Company, but if they are not so paid, they shall be paid by the Trustee from the Trust Fund.

SECTION 10. Expenses of the Plan and Trust Fund.

The Company shall pay the reasonable expenses relating to the Plan and Trust Fund payable to third parties including, without limitation, actuarial, investment management, accounting and legal expenses, provided however that the Company may instead direct that some or all of such expenses be paid from the Trust Fund. Notwithstanding the preceding sentence, any such expenses shall be paid by the Company if the same are not permitted by law to be paid from the Trust Fund.

SECTION 11. Accounts of the Trustee.

(a)The Trustee shall keep full accounts of all of its receipts and disbursements. The Trustee's books and records with respect to the Trust Fund shall be open to inspection by the Company or the Committee at all reasonable times during business hours of the Trustee. The Trustee shall render from time to time, and not less frequently than once per year, accounts of its transactions to the Committee and certify to the accuracy thereof. The Committee may approve such accounts by an instrument in writing delivered to the Trustee. In the absence of the filing in writing with the Trustee by the Committee of exceptions or objections to any such account within sixty (60) days after an accounting has been rendered, the Committee shall be deemed to have approved such account; and in such case, or upon the written approval of the Committee of any such account, the Trustee's obligations shall be discharged with respect to all matters and things set forth in such account as though such account had been settled by the decree of a court of competent jurisdiction. No person other than the Company or the Committee may require an accounting or bring any action against the Trustee with respect to the Trust or its action as Trustee. The Trustee or the Committee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the

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determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee and the Committee (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.
(b)In the case of the revocation or termination of this Trust, or in case of the resignation or removal of the Trustee, the Company and the Trustee shall have the right to a settlement of the Trustee's accounts, which accounting may be made either (1) by agreement of settlement between the Trustee and the Company and the Committee, or either of them, or (2) by judicial settlement in an action, suit or proceeding instituted by the Company or the Trustee in a court of competent jurisdiction.

SECTION 12. Resignation, Removal and Substitution of Trustee.

(a)The Trustee may resign at any time by giving written notice to the Company, such resignation to take effect not less than thirty (30) days after the delivery thereof to the Company (unless notice of a shorter duration shall be accepted as adequate). The Company may remove any Trustee at any time by giving written notice to that effect to the Trustee, to take effect at a date specified in such notice, which date shall not be less than thirty (30) days after delivery thereof (unless notice of a shorter duration shall be accepted as adequate). No such removal of the Trustee shall become effective, however, until all sums due hereunder to the Trustee for its compensation and expenses shall have been paid to it. In the event that a successor Trustee is not appointed within the notice period for resignation or removal of the Trustee as described above, the Trustee may, but is not required to either: (i) apply to a court of competent jurisdiction for the appointment of a successor Trustee for instructions; or (ii) treat the individual signing this Agreement on behalf of the Company, or his or her successor, as having appointed himself or herself as Trustee and as having filed his or her acceptance of appointment with the Trustee. Any expenses incurred by the Trustee in connection with said application will be paid from the Trust Fund as an expense of administration.
(b)Any successor Trustee hereunder may be either a corporation authorized and empowered to exercise trust powers or may be one or more individuals. In either event, the appointment of a successor Trustee shall not be effective until such successor Trustee delivers its written acceptance of trust to the Trustee. All of the provisions set forth herein with respect to the Trustee shall relate to each successor Trustee so appointed with the same force and effect as if such successor Trustee had been originally named herein as the Trustee hereunder.
(c)In the case of the resignation or removal of the Trustee, the Company or the Trustee shall have the right to a settlement of the Trustee's accounts, as provided in Section 12 hereof. Upon the completion of such accounting and upon the appointment of a successor Trustee, the resigning or removed Trustee shall transfer and deliver the Trust Fund to such successor Trustee, after reserving such reasonable amount as it shall deem necessary to provide for its expenses in the settlement of its account, the amount of any compensation due to it and any sums chargeable against the Trust Fund for which it may be liable. If the sums so reserved are not sufficient for such purposes, the resigning or removed Trustee shall be entitled to reimbursement for any deficiency from the successor Trustee or the Company. Upon the completion of such accounting and upon the appointment of a successor Trustee, the resigning and removed Trustee shall thereupon be discharged from further accountability for the Trust Fund by reason of any matter embraced in such accounting, and shall be under no further duty, obligation or responsibility for the disposition by such successor Trustee of the Trust Fund or any part thereof, but the Trustee shall, in any event, properly account for any such sums reserved by it.

SECTION 13. Amendment and Termination of Trust.

(a)The Company expressly reserves the right at any time to amend this Trust Agreement and the Trust created hereby to any extent that it may deem advisable. No such amendment shall be made without the written consent of the Trustee. Such amendment shall become effective upon execution by the Trustee following delivery by the Company to the Trustee of a written instrument of amendment, duly executed and acknowledged by the Company, and accompanied by a certified copy of a resolution of the Board of Directors of the Company

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authorizing such amendment.
(b)The Company expressly reserves the right to revoke this Trust Agreement and to terminate the Trust hereby created. Such revocation and termination shall become effective when and as the Trustee shall have received a written instrument of such revocation and termination executed on behalf of the Company by duly authorized officers and accompanied by a duly certified copy of a resolution of the Board of Directors of the Company, authorizing such revocation and termination. Upon such termination, disposition of the assets of the Trust Fund shall be governed by the terms of the Plan; provided, however, that the Trustee shall not distribute any portion of the Trust Fund after such termination unless the Company first obtains a determination from the Internal Revenue Service that such termination will not affect adversely the qualified status of the Plan. At the discretion of the Trustee, in lieu of an Internal Revenue Service determination, assets of the Trust Fund may be distributed if the Company agrees in writing with the Trustee to indemnify the Trust Fund for any taxes or other penalties which may be assessed against it as a result of such termination or agrees to provide a bond or other acceptable security to secure payment of any such taxes or penalties.

SECTION 14. Miscellaneous Provisions.

(a)This Trust Agreement and the trust hereby created shall be governed, construed, administered and regulated in all respects under the law of the United States and of the State of Texas.
(b)The titles to the Sections in this Trust Agreement are placed herein for convenience of reference only and in case of any conflict the text of this instrument, rather than such titles, shall control.
(c)In the event that any dispute shall arise as to the persons to whom payment of any funds and/or delivery of any property shall be made by the Trustee, the Trustee may withhold such payment and/or delivery until such dispute shall have been determined by a court of competent jurisdiction or shall have been settled by the parties concerned.
(d)In case any provisions of this Trust Agreement shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Trust Agreement, but this Trust Agreement shall be construed and enforced as if said illegal and invalid provisions had never been inserted herein or therein.
(e)No right or claim to any of the monies or other assets of the Trust Fund shall be assignable, nor shall such rights or claims be subject to garnishment, attachment or execution or levy of any kind and any attempt to transfer, assign or pledge the same will not be recognized by the Trustee except as may be required pursuant to a qualified domestic relations order under Section 414(p) of the Code or as may be otherwise required by applicable laws.
(f)This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.
(g)This Trust Agreement shall be binding upon the respective successors and assigns of the Company and the Trustee.
(h)Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.
(i)In the event of any conflict between provisions of the Plan and those of this Trust Agreement, this Trust Agreement shall prevail.
(j)Communications to the Trustee shall be sent to the Trustee's principal offices or to such other address as the Trustee may specify in writing. No communication shall be binding upon the Trustee until the Trustee receives it. Communications to the Committee or to the Company shall be sent to the Company's principal offices or to such other address as the Company may specify in writing.

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By signing below, the Employer acknowledges that the Employer's responsible Plan Fiduciary has received the 408(b)(2) Fee Disclosure for the Plan.

IN WITNESS WHEREOF, this Trust Agreement has been executed as of the day and year first above written.

Attest:		THE COMPANY
	By:	/s/ Michael Townsell	10/15/2020
		Its Senior Vice President/Human Resources	Date

Attest:		BANK OF AMERICA, N.A.
	By:	/s/ Amina Williams	11/17/2020
		Its Vice President, Client Service Management	Date

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